UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2017

WESCO International, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-14989 (Commission File Number)	25-1723342 (IRS Employer Identification No.)

225 West Station Square Drive Suite 700 Pittsburgh, Pennsylvania (Address of principal executive offices)		15219 (Zip Code)
(412) 454-2200
(Registrant's telephone number, including area code)
Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.
On November 8, 2017, WESCO Distribution, Inc. ("WESCO Distribution") amended its accounts receivable securitization facility (the "Receivables Facility") pursuant to the terms and conditions of a Fifth Amendment to Fourth Amended and Restated Receivables Purchase Agreement, by and among WESCO Receivables Corp. (“WESCO Receivables”), WESCO Distribution, the various purchasers from time to time party thereto and PNC Bank, National Association, as Administrator (the "Amendment").
The Amendment extends the term of the Receivables Facility to September 24, 2020 and adds and amends certain other defined terms. Substantially all other terms and conditions of the Receivables Facility remain unchanged.
Certain of the purchasers under the Receivables Facility have in the past provided, are currently providing and may in the future provide advisory and lending services to, or engage in transactions with, WESCO International, Inc. (the "Company") and its subsidiaries or affiliates (including through certain subsidiaries or affiliates of such agents and lenders). The purchasers have received, and may in the future receive, customary compensation from the Company and its subsidiaries or affiliates for such services with respect to such transactions.
The foregoing is a summary of the material terms and conditions of the Amendment and not a complete discussion of the document. Accordingly, the foregoing is qualified in its entirety by reference to the full text of the Amendment attached to this Current Report on Form 8-K as Exhibit 10.1, which is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The disclosures set forth above under Item 1.01 are hereby incorporated by reference into this Item 2.03.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit 10.1
Fifth Amendment to Fourth Amended and Restated Receivables Purchase Agreement, dated as of November 8, 2017, by and among WESCO Receivables Corp., WESCO Distribution, Inc., the various purchasers from time to time party thereto and PNC Bank, National Association, as Administrator.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESCO International, Inc.
(Registrant)

November 9, 2017	By:	/s/ David S. Schulz
(Date)		David S. Schulz
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit 10.1
Fifth Amendment to Fourth Amended and Restated Receivables Purchase Agreement, dated as of November 8, 2017, by and among WESCO Receivables Corp., WESCO Distribution, Inc., the various purchasers from time to time party thereto and PNC Bank, National Association, as Administrator.